UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 11, 2023

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Omega Therapeutics, Inc.

(Exact Name of Registrant as specified in its charter)

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Delaware	001-40657	81-3247585
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 First Street, Suite 501

Cambridge, Massachusetts 02141

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 949-4360

N/A

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.001 par value per share	OMGA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 11, 2023, Omega Therapeutics, Inc. (the “Company”) entered into a Shared Space Arrangement with Apriori Bio, Inc. (“Apriori”), and on July 12, 2023, the Company entered into two Shared Space Arrangements (the three Shared Space Arrangements, collectively, the “Subleases”) with Metaphore Biotechnologies, Inc. (“Metaphore”) and Flagship Labs 89, Inc. (“Labs” and, together with Metaphore and Apriori, the “Subtenants”), pursuant to which the Company agreed to sublease an aggregate of approximately 22,500 rentable square feet of office and laboratory space located at 140 First Street, Cambridge, Massachusetts, 02141 (the “Premises”). The Company leases an aggregate of approximately 89,246 rentable square feet of office and laboratory space located at the Premises pursuant to its lease (the “Lease”) with ARE-MA Region No. 94, LLC (the “Landlord”). Metaphore, Apriori and Labs are affiliates of Flagship Pioneering, a significant stockholder of the Company.

The term of the Sublease with Metaphore and Labs will begin on August 1, 2023 and end on August 31, 2025, and the term of the Sublease with Apriori will begin on September 1, 2023 and end on September 30, 2025. The Subleases provide that the Subtenants will pay to the Company a monthly license fee that is a proportionate share of the actual base rent, operating expenses and other costs for the use and occupancy of the subleased portion of the Premises charged by the Landlord under the Lease and paid by the Company. Such proportionate share will be 12.0%, 8.4% and 8.4% for Metaphore, Apriori and Labs, respectively. The Company may terminate each Sublease and require the applicable Subtenant to immediately vacate the Premises if such Subtenant causes a default under the Lease, is in default of any provision in the applicable Sublease or acts in a manner deemed by the Company, in its sole discretion, as dangerous or threatening.

The Subleases contain customary covenants, obligations and indemnities in favor of either party.

The foregoing description of the Subleases is a summary, and is qualified in its entirety by reference to the Subleases, which are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Shared Space Arrangement, dated as of July 12, 2023, by and between Omega Therapeutics, Inc. and Metaphore Biotechnologies, Inc.
10.2	Shared Space Arrangement, dated as of July 11, 2023, by and between Omega Therapeutics, Inc. and Apriori Bio, Inc.
10.3	Shared Space Arrangement, dated as of July 12, 2023, by and between Omega Therapeutics, Inc. and Flagship Labs 89, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omega Therapeutics, Inc.

By:	/s/ Mahesh Karande
Mahesh Karande
President and Chief Executive Officer

Date: July 13, 2023